EXHIBIT 10.128

                     AGREEMENT TO ENTER INTO MASTER LEASES,
               TERMINATION OF LEASES AND AFFIRMATION OF GUARANTIES



                  This AGREEMENT TO ENTER INTO MASTER LEASES, TERMINATION OF LEASES AND AFFIRMATION OF GUARANTIES (this "Agreement") is entered into as of June 26, 2000 (the "Reference Date") by and between LANDLORDS, TENANTS, GUARANTORS and MANAGERS (each as identified and defined in the Recitals below).

                                 R E C I T A L S

                  A. The entities identified on Schedule 1 as the Migratory Landlords (collectively, the "Migratory Landlords") and the entities identified on Schedule 1 as the Migratory Tenants (collectively, the "Migratory Tenants") are parties to those certain Lease and Security Agreements identified on
Schedule 3 as the Migratory Leases (collectively, as amended, modified, revised or restated prior to the Reference Date, the "Migratory Leases") pursuant to which the Migratory Landlords lease to the Migratory Tenants the respective "Premises" as defined in the respective Migratory Leases (collectively, the "Migratory Premises"). Pursuant to Management Agreements (the "Migratory Management Agreements") between the Migratory Tenants and the entities identified on Schedule 1 as the Migratory Managers (collectively, the "Migratory Managers"), the Migratory Managers manage and operate the Migratory Premises for the Migratory Tenants. The obligations of the Migratory Tenants under the Migratory Leases are guaranteed by the entities identified on Schedule 1 as the Migratory Guarantors (collectively, the "Migratory Guarantors") pursuant to Lease Guaranties in favor of the Migratory Landlords (collectively, as amended, modified, revised, restated or affirmed prior to the Reference Date, the "Migratory Guaranties").

                  B. The entity identified on Schedule 2 as the Cumberland Landlord (the "Cumberland Landlord") and the entities identified on Schedule 2 as the Cumberland Tenants (collectively, the "Cumberland Tenants") are parties to those certain Lease and Security Agreements identified on Schedule 3 as the Cumberland Leases (collectively, as amended, modified, revised or restated prior to the Reference Date, the "Cumberland Leases") pursuant to which the Cumberland Landlord leases to the Cumberland Tenants the respective "Premises" as defined in the


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respective Cumberland Leases (collectively, the "Cumberland Premises"). Pursuant to Management Agreements (the "Cumberland Management Agreements") between the Cumberland Tenants and the entities identified on Schedule 2 as the Cumberland Managers (collectively, the "Cumberland Managers"), the Cumberland Managers manage and operate the Cumberland Premises for the Cumberland Tenants. The obligations of the Cumberland Tenants under the Cumberland Leases are guaranteed by the entities identified on Schedule 2 as the Cumberland Guarantors (collectively, the "Cumberland Guarantors") pursuant to Lease Guaranties in favor of the Cumberland Landlord (collectively, as amended, modified, revised, restated or affirmed prior to the Reference Date, the "Cumberland Guaranties").

                  C. The Migratory Landlords and the Cumberland Landlord are collectively referred to herein as the "Landlords"; the Migratory Tenants and the Cumberland Tenants are collectively referred to herein as the "Tenants"; the Migratory Managers and the Cumberland Managers are collectively referred to herein as the "Managers"; the Migratory Guarantors and the Cumberland Guarantors are collectively referred to herein as the "Guarantors"; the Tenants, the Managers and the Guarantors are collectively referred to as the "Tenant Parties"; the Migratory Leases and the Cumberland Leases are collectively referred to herein as the "Existing Leases"; the Migratory Premises and the Cumberland Premises are collectively referred to herein as the "Premises"; the Migratory Management Agreements and the Cumberland Management Agreements are collectively referred to herein as the "Management Agreements"; and the Migratory Guaranties and the Cumberland Guaranties are collectively referred to herein as the "Existing Guaranties."

                  D. Balanced Care Corporation, a Delaware corporation ("BCC"), is the record and beneficial owner of all of the capital stock of the Managers, and the Managers are the record and beneficial owners of all of the equity and other interests of the Tenants. The Tenants and BCC have advised the Landlords of a proposed transaction (as described on Exhibit B, the "Transaction") involving BCC that, if consummated, would constitute a significant reorganization of the financial and organizational structure of BCC and other Tenant Parties, resulting in a Change in Control (as defined in the Existing Leases) of BCC under the Existing Leases. In the absence of the Landlords' consent, consummation of the Transaction, and the resulting Change in Control of BCC, would constitute an Event of Default (as defined in the Existing Leases) under the Existing


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Leases. The Tenants and BCC have, therefore, requested that the Landlords'
consent to the Transaction.

                  E. The Landlords have advised the Tenants and BCC that they are unwilling to consent to the Transaction unless, and will only consent to the Transaction if, among other things, Tenants, Managers and Guarantors enter into this Agreement, pursuant to which, among other things, (1) the Migratory Leases will be terminated, the Migratory Landlords and the Migratory Tenants will enter into a new lease (the "Migratory Master Lease") for the collective Migratory Premises, and the Migratory Guarantors will provide a guaranty (the "Migratory Master Guaranty") to Migratory Landlords guarantying the Migratory Tenants' performance under the Migratory Master Lease, (2) the Cumberland Leases will be terminated, the Cumberland Landlord and the Cumberland Tenants will enter into a new lease (the "Cumberland Master Lease" and, together with the Migratory Master Lease, the "Master Leases") for the collective Cumberland Premises, and the Cumberland Guarantors will provide a guaranty (the "Cumberland Master Guaranty" and, together with the Migratory Master Guaranty, the "Master Guaranties") to Cumberland Landlord guarantying the Cumberland Tenants' performance under the Cumberland Master Lease, and (3) the Tenant Parties provide the other acknowledgements, covenants, representations, warranties and affirmations contained herein, including those set forth in Section 4, all as more particularly set forth herein.

                                A G R E E M E N T

                  NOW, THEREFORE, in consideration of the foregoing Recitals (which by this reference are incorporated herein), and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                  1. Master Leases. Concurrently with the execution of this Agreement, (a) the respective Landlords and Tenant Parties thereunder shall execute and deliver the Master Leases, in the forms attached as Exhibit A, and
(b) the applicable Tenant Parties thereunder shall execute and deliver the Master Guaranties. The respective Tenant Parties' execution of the Master Leases and the Master Guaranties, and the satisfaction of any contingencies to the legal effectiveness of the Master Leases, are conditions precedent to Landlords' obligations, agreements and consents under this Agreement, including those set forth in Sections 2(a) and 8. The Master Leases and Master Guaranties shall become effective as provided in Section 5.



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                  2. Termination of Existing Leases.

                           (a) Upon satisfaction of all conditions precedent set forth in this Agreement to the effectiveness of this Section 2(a), and expressly subject to the provisions of Section 2(b), the respective obligations, liabilities and responsibilities of the Tenants under the Existing Leases, to the extent that the same would have accrued on or after the Effective Date (as defined below), shall terminate and be of no further force or effect.

                           (b) Notwithstanding the foregoing Section 2(a), the Tenants shall not be released from and shall remain obligated for, and the Landlords expressly reserve their respective rights in connection with: (1) all claims, demands, causes of action and indemnities, and all other rights with respect to, any breach of, or default or Event of Default by, any of the Tenants under any of the Existing Leases based on or arising from any act or omission committed prior to the Effective Date, irrespective of whether any of the Landlords have knowledge of such act or omission prior to the Effective Date; (2) any duty, obligation, indemnity, representation or warranty that is expressly stated in any of the Existing Leases to survive the termination thereof; and (3) the indemnities set forth in Sections 3.4 and 25 of each of the Existing Leases. Nothing contained in this Section 2(b) shall, upon the effectiveness of such consent in accordance with the provisions of this Agreement, vitiate the consent granted under Section 8.

                  3. Affirmation of Existing Guaranties. By their execution of this Agreement, the Guarantors acknowledge, agree and affirm that their respective obligations under the Existing Guaranties shall continue in full force and effect with respect to the matters described in Section 2(b), and all such matters are expressly deemed to by "Guaranteed Obligations" as defined in
Section 1 of each of the Existing Guaranties.

                  4. Recognition of Master Lease; Waiver of Certain Rights. The Tenant Parties acknowledges that the Landlords are agreeing to consent to the Transaction as an accommodation to the Tenant Parties and that the Landlords would be unwilling to do so in the absence of the respective acknowledgements, representations, warranties and affirmations made by the Tenant Parties herein, including those set forth in this Section 4. As a condition precedent to Landlords' obligations, agreements and consents under this Agreement, including those set forth in


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Sections 2(a) and 8, each of the Tenant Parties, to the extent permitted by law, therefore:

                           (a) Agrees with, acknowledges and is forever estopped from asserting to the contrary that the statements set forth in the first sentence of this Section 4 are true, correct and complete;

                           (b) Agrees, acknowledges and is forever estopped from asserting to the contrary that each Master Lease is a new and de novo lease, separate and distinct from any and all of the Existing Leases;

                           (c) Agrees, acknowledges and is forever estopped from asserting to the contrary that each Master Lease is a single lease pursuant to which the collective Premises (as defined in each Master Lease) are demised as a whole to the applicable Tenants;

                           (d) Agrees, acknowledges and is forever estopped from asserting to the contrary that if, notwithstanding the provisions of this Agreement, either Master Lease were to be determined or found to be in any proceeding, action or arbitration under state or federal bankruptcy, insolvency, debtor-relief or other applicable laws to constitute multiple leases demising multiple properties, such multiple leases could not, by the debtor, trustee or any other party, be selectively or individually assumed or rejected; and

                           (e) Forever knowingly waives and relinquishes any and all rights under or benefits of the provisions of the Federal Bankruptcy Code section 365 (11 U.S.C. Section 365), or any successor or replacement thereof or any analogous state law, to selectively or individually assume or reject the multiple leases comprising each Master Lease following a determination or finding in the nature of that described in Section 4(d).

                  5. Effective Date. Provided that all other conditions precedent to the effectiveness of this Agreement and the Landlords' obligations hereunder have then been satisfied, the terminations effected pursuant to
Section 2(a), the consent granted pursuant to Section 8, and the effectiveness of the Master Leases and Master Guaranties shall automatically occur as of July 1, 2000 (the "Effective Date").



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                  6. Representations and Warranties. In order to further induce
Landlords to consent to the Transaction and to enter into this Agreement and the Master Leases, the respective Tenant Parties hereby make the following representations and warranties, the accuracy and completeness of which on both the Reference Date and Effective Date are conditions precedent to Landlords' obligations under this Agreement:

                           (a) Each of the Tenants represent and warrant that, except to extent as may be terminated pursuant to Section 2(a), the respective Existing Lease to which it is party is in full force and effect.

                           (b) Each of the Tenants and, to the extent the respective obligations thereunder are the responsibility of the respective Managers, each of the Managers, represent and warrant, to the extent of its respective actual knowledge, that no Event of Default has occurred and is continuing, nor does any state of fact exist that with the giving of notice or the passing of time or both would constitute an Event of Default, nor has any breach of or inaccuracy in any representation or warranty occurred, under the respective Existing Lease to which the applicable Tenant is party. Without limitation of the foregoing, each of the Tenants and, to the extent such respective obligations are the responsibility of the respective Managers, each of the Managers, represent and warrant, to the extent of its respective actual knowledge, that the respective Tenant, Manager or Premises, as applicable, is in full compliance with the requirements under Sections
         5.2 (except with respect to the Akron Parcel (as defined in the Migratory Master Lease)), 5.3 (except with respect to the Akron Parcel), 5.5 and 23 of the respective Existing Lease to which it is party.

                           (c) Each of the Tenants represents and warrants that:

                                (1) it is a duly formed and validly existing
                  limited liability company under the laws of the State of Delaware, in good standing in such State, with the full power and authority to conduct its business as described in the Master Lease to which it will be party and to enter into, deliver and perform its obligations under such Master Lease;

                                (2) the execution, delivery and performance of
                  the Master Lease to which it will be party:



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                  (A) have been duly authorized by all necessary action on the part of such Tenant, and that such Master Lease has been or will be on or before the Reference Date duly executed and delivered by such Tenant, (B) do not and will not (i) violate the operating or limited liability company agreement or other charter and organizational documents of such Tenant, (ii) violate, breach or result in a default under any other agreement binding upon such Tenant, (iii) breach or otherwise violate any existing obligation of or restriction on such Tenant under any order, judgment or decree of any state or federal court, or (iv) violate any state or federal statute, rule or regulation applicable to such Tenant or to the Premises demised to it under the respective Master Lease to which it is party;

                                (3) no order, consent, permit or approval of any
                  state or federal governmental authority is required for the execution, delivery and performance by such Tenant of the Master Lease to which it is party;

                                (4) the Master Lease to which it will be party
                  will constitute, as of the Effective Date, the legally valid and binding obligation of such Tenant, enforceable against such Tenant in accordance with its terms, except as the same may be limited by laws relating to creditor's rights and general principles of equity.

                           (d) BCC represents and warrants that (1) the representations and warranties contained in the Environmental Indemnities are true, correct and complete, and (2) the Environmental Indemnities remain, and will remain following the effectiveness of the Master Leases, in full force and effect and will inure to the benefit of the Landlords under the respective Master Leases. As used herein "Environmental Indemnities" means, collectively, those Environmental Indemnification Agreements executed by BCC in favor of one or more of the entities comprising Landlord at the times of the acquisition by Landlord of the various real properties comprising the Premises.

                           (e) Each of the Guarantors represents and warrants that the respective Existing Guaranty to which it is party is in full force and effect and that no default of or breach under such Existing Guaranty has occurred and is


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         continuing, nor does any state of fact exist that with the giving of notice or the passing of time or both would constitute such a default or breach.

                           (f) Each of the Guarantors represents and warrants that:

                                (1) it is a duly organized and validly existing
                  corporation under the laws of the State of Delaware, in good standing in such State, with the full power and authority to conduct its business as described in the Master Guaranty to which it will be party and to enter into, deliver and perform its obligations under such Master Guaranty;

                                (2) the execution, delivery and performance of
                  the Master Guaranty to which it will be party: (A) have been duly authorized by all necessary corporate action on the part of such Guarantor, and that such Master Guaranty has been or will be on or before the Reference Date duly executed and delivered by such Guarantor, (B) do not and will not (i) violate the articles or certificate of incorporation or other charter and organizational documents of such Guarantor, (ii) violate, breach or result in a default under any other agreement binding upon such Guarantor, (iii) breach or otherwise violate any existing obligation of or restriction on such Guarantor under any order, judgment or decree of any state or federal court, or (iv) violate any state or federal statute, rule or regulation applicable to such Guarantor;

                                (3) no order, consent, permit or approval of any
                  state or federal governmental authority is required for the execution, delivery and performance by such Guarantor of the Master Guaranty to which it is party;

                                (4) the Master Guaranty to which it will be
                  party will constitute, as of the Effective Date, the legally valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except as the same may be limited by laws relating to creditor's rights and general principles of equity.

                           (g) Each of the Tenant Parties represents and warrants that all of the ALF (as defined in the Master


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         Lease), healthcare and other licenses and permits necessary for the operation of the Premises (except with respect to the Akron Parcel) in accordance with the requirements of the Existing Leases (prior to their termination), the Master Leases (upon their effectiveness) and applicable law have been duly issued, are valid and in full force and effect, and will remain so upon consummation of the Transaction and thereafter upon any acquisition of securities in BCC by any entity in the LMR Group (as defined in the Master Leases) without the need of any further notice, action, or consent or approval to, by or on behalf of any entity.

                           (h) The acceptance by Landlords of any representation or warranty herein, irrespective of whether made to such person's "actual knowledge" or otherwise, shall not, in any event, estop or otherwise impair Landlords from pursuing any right or obtaining any remedy with respect to the breach of such representation or warranty or the existence of a state of fact other than that as represented.

                  7. Closing and Post-Closing Matters.

                           (a) Rent and Other Amounts Under Existing Leases. As a condition precedent (or, to the extent any such amount is due and payable after the Effective Date, subsequent) to the Landlords' obligations, agreements and consents hereunder, the respective Tenants shall pay on or before the Effective Date (or by the date due thereafter) all rent and other amounts then due and owing under the Existing Leases.

                           (b) Evidence of Authority. As a condition precedent to the Landlord's obligations, agreements and consents hereunder, the Tenant Parties shall provide to the Landlords such certificates and other evidence as Landlords may reasonably require with respect to the authority and authorization of the Tenant Parties to enter into the respective transactions contemplated by this Agreement, the Master Lease and the Master Guaranties and the incumbency and authority of those persons acting on their respective behalfs.

                           (c) Impound. As a condition subsequent to the Landlords' obligations, agreements and consents hereunder, the respective Tenants shall deposit with the respective Landlords on or before the thirtieth (30th) day after the


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         Effective Date such amounts as may be required such that, together with all impounds due under Section 3.6 of the respective Master Lease prior to such date, Landlords shall have on deposit by the next date upon which any payment of real property taxes to be paid by Landlord is due, an amount sufficient to pay such taxes in full.

                           (d) Management Agreements. As a condition subsequent to the Landlords' obligations, agreements and consents hereunder, each of the Managers (except with respect to the Akron Parcel) shall, promptly after the Effective Date, execute and deliver to the Landlords a Collateral Assignment of and/or Subordination of Management Agreement, in form and substance reasonably acceptable to the Landlords, pursuant to which such Manager collaterally assigns or subordinates, as applicable, its interest in the respective Management Agreement to the Landlords or the Landlords' interest in the respective Master Lease, as applicable.

                           (e) Transaction Costs. As a condition subsequent to the Landlords' obligations, agreements and consents hereunder, the Tenant Parties shall pay, promptly upon receipt of invoices therefor, all of the Landlords' costs and expenses associated with the transactions contemplated herein, including the fees and expenses of the Landlords' outside counsel and bankruptcy counsel.

                           (f) Security Deposits. The security deposits currently held by the Landlords under the Existing Leases shall continue to be held by the Landlords and applied against the security deposits to be posted by the respective Tenants under Section 11 of the Master Lease. As a condition subsequent to the Landlords' obligations, agreements and consents hereunder, the respective Tenants shall deliver to the Landlords on or before the date required therefor a letter of credit in compliance with the provisions of Section 11 of the Master Lease.

                           (g) Title Policies. The Landlords and the respective Tenant Parties shall use their best efforts to cause the applicable title insurance companies promptly after the Effective Date to issue to the Landlords such endorsements to the Landlords' existing policies of title insurance for the Premises as the Landlords may reasonably require in connection with the transactions contemplated herein.



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                           (h) UCC Filings. The Landlords and the respective
         Tenant Parties shall use their best efforts to cause to be filed or recorded promptly after the Effective Date such new financing statements and fixture filings and terminations or amendments of existing financing statements and fixture filings as the Landlords may reasonably require in connection with the Master Leases.

                           (i) Memoranda of Leases. The Landlords and the respective Tenant Parties shall use their best efforts to cause to be filed or recorded promptly after the Effective Date such memoranda or notices of the Master Leases and such terminations of existing memoranda or notices of the Existing Leases as the Landlords may reasonably require in connection with the Master Leases.

                           (j) Master Investment Agreements. Landlords and certain of the Tenant Parties or Affiliates thereof are parties to that certain First Series Master Investment Agreement made effective as of March 27, 1998 and that certain Second Series Master Investment Agreement made effective as of June 26, 1998 (collectively, the "Investment Agreements"). Landlords and the applicable Tenant Parties, on behalf of themselves and their applicable Affiliates, agree that (a) as of the Effective Date, Section 5 of each of the Investment Agreements shall be terminated and of no further force or effect, and
         (b) Landlords and Tenant Parties shall, promptly after the Effective Date, mutually cooperate in good faith to determine if the Investment Agreements and the Development Agreements referenced therein and other related agreements should be completely terminated and, upon such determination if made, shall terminate the Investment Agreements, the Development Agreements and the other related documents, as applicable.

                           (k) Rights of First Refusal. Landlords and Tenant Parties acknowledge that, as of the Reference Date, certain of the Tenant Parties hold rights of first refusal to purchase respective portions of the Premises. Landlords and the Tenant Parties shall, promptly after the Effective Date, mutually cooperate in good faith to determine if such rights of first refusal, or any recorded memoranda or notice thereof, should be amended, modified or restated to preserve such rights of first refusal in light of the transactions contemplated herein and, upon such determination if made, shall act accordingly.



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                  8. Consent to Transaction. Subject to satisfaction of all
conditions precedent to their obligations hereunder and to such consent, the Landlords hereby consent to the Transaction.

                  9. Miscellaneous.

                           (a) To the fullest extent permitted by applicable law, each of the parties hereby waives any rights to trial by jury in any action, proceedings or counterclaim brought by any of the parties against any of the other in connection with any matter whatsoever arising out of or in any way connected with this Agreement.

                           (b) If any party brings any action to interpret or enforce this Agreement, or for damages for any alleged breach hereof, the prevailing party in any such action shall be entitled to reasonable attorneys' fees and costs as awarded by the court in addition to all other recovery, damages and costs.

                           (c) In the event any part or provision of this Agreement shall be determined to be invalid or unenforceable, the remaining portion of this Agreement shall nevertheless continue in full force and effect.

                           (d) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement.

                           (e) This Agreement shall be binding upon and inure to the benefit of each of the parties and their respective successors in interest and assigns.

                           (f) The recitals and exhibits, schedules, addenda and other attachments to this Agreement are hereby incorporated into this Agreement and made a part hereof.

                           (g) The titles and headings of sections of this Agreement are intended for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

                           (h) Each of the parties has been represented by counsel and this Agreement has been freely and fairly negotiated. Consequently, all provisions of this Agreement shall be interpreted according to their fair meaning and shall not be strictly construed against any party.


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         References herein to the plural number shall include the singular, and vice versa, unless expressly provided to the contrary. The expression "includes" or "including" or the like shall be deemed to mean "includes without limitation" or "including without limitation" or the like.

                           (i) This Agreement shall be governed by and construed in accordance with the internal laws of the State of California without regard to the conflict of laws rules of such State.

                           (j) All notices and demands, certificates, requests, consents, approvals, and other similar instruments under this Agreement shall be in writing and shall be sent by personal delivery or by either
         (1) United States certified or registered mail, return receipt requested, postage prepaid, or (2) Federal Express or similar generally recognized overnight carrier regularly providing proof of delivery, addressed as follows:

                  To any Tenant Party:

                  c/o Balanced Care Corporation
                  1215 Manor Drive
                  Mechanicsburg, PA  17055
                  Attention:  Legal Department
                  Facsimile:  (717) 796-6294

                  With Copy To:

                  Kirkpatrick & Lockhart, LLP
                  Henry W. Oliver Building
                  535 Smithfield Street
                  Pittsburgh, PA  15222
                  Attention:  Steven Adelkoff
                  Facsimile:  (412) 355-6501

                  To any Landlord:

                  Nationwide Health Properties, Inc.
                  610 Newport Center Drive, Suite 1150
                  Newport Beach, CA  92660-6429
                  Attention:  Gary E. Stark
                  Facsimile:  (949) 759-6876



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                  With Copy To:

                  O'Melveny & Myers LLP
                  610 Newport Center Drive, Suite 1400
                  Newport Beach, CA  92660
                  Attention:  Steven L. Edwards, Esq.
                  Facsimile:  (949) 823-6994

                  Any notice so given by mail shall be deemed to have been given as of the date of delivery (whether accepted or refused) established by U.S. Post Office return receipt or the overnight carrier's proof of delivery, as the case may be, whether accepted or refused. Any such notice not so given shall deemed given upon receipt of the same by the party to whom the same is to be given. Any party hereto may designate a different address for itself by notice to the other party in accordance with this Section 9(j).

                           (k) This Agreement is a fully integrated agreement and reflects the entire agreement of the parties with respect to the subject matter hereof and may not be contradicted by any prior or contemporaneous oral or written agreement, statement or other evidence.

                           (l) Any legal action (including any arbitration or mediation) with respect to this Agreement and any action for enforcement of any judgment with respect thereto shall be brought in Orange County, California, and by execution and delivery of this Agreement each of the parties hereby accepts for itself the exclusive jurisdiction of the courts (or arbitrators or mediators, as applicable) of such county and state.

                        [Signatures begin on next page.]



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                  IN WITNESS WHEREOF, the Landlords and the Tenant Parties have caused their duly authorized representatives to enter into this Agreement as of the date first above written.

                                            "MIGRATORY LANDLORDS":

                                            NATIONWIDE HEALTH PROPERTIES,
                                            INC., a Maryland corporation
WITNESS:

/s/ Mark L. Desmond                         By: /s/ Gary Stark
Name: Mark L. Desmond                       Name:   Gary Stark
                                            Title:  Vice President

                                            MLD DELAWARE TRUST,
                                            a Delaware business trust
WITNESS:

/s/ Gary Stark                              By: /s/ Mark L. Desmond
Name: Gary Stark                            Name:   Mark L. Desmond
                                            Title:  As Trustee Not Individually

                                            "MIGRATORY TENANTS":

                                            C&G HEALTHCARE AT TALLAHASSEE,
                                            L.L.C., a Delaware limited
                                            liability company
WITNESS:

/s/ Jaynelle D. Covert                      By: /s/ Robin L. Barber
Name: Jaynelle D. Covert                    Name:   Robin L. Barber
                                            Title:  Vice President and
                                                    Secretary

                                            C&G HEALTHCARE AT PENSACOLA,
                                            L.L.C., a Delaware limited
                                            liability company
WITNESS:

/s/ Jaynelle D. Covert                      By: /s/ Robin L. Barber
Name: Jaynelle D. Covert                    Name:   Robin L. Barber
                                            Title:  Vice President and
                                                    Secretary



                                  Schedule 3-1

                                            ELDER CARE OPERATORS OF YORK, LLC,
                                            a Delaware limited liability
                                            company
WITNESS:

/s/ Jaynelle D. Covert                      By: /s/ Robin L. Barber
Name: Jaynelle D. Covert                    Name:   Robin L. Barber
                                            Title:  Vice President and
                                                    Secretary


                                            ELDER CARE OPERATORS OF
                                            LAKEMONT FARMS, LLC,
                                            a Delaware limited liability
                                            company
WITNESS:

/s/ Jaynelle D. Covert                      By: /s/ Robin L. Barber
Name: Jaynelle D. Covert                    Name:   Robin L. Barber
                                            Title:  Vice President and
                                                    Secretary


                                            ELDER CARE OPERATORS OF HILLIARD,
                                            LLC, a Delaware limited liability
                                            company
WITNESS:

/s/ Jaynelle D. Covert                      By: /s/ Robin L. Barber
Name: Jaynelle D. Covert                    Name:   Robin L. Barber
                                            Title:  Vice President and
                                                    Secretary

                                            ELDER CARE OPERATORS OF AKRON,
                                            LLC, a Delaware limited liability
                                            company
WITNESS:

/s/ Jaynelle D. Covert                      By: /s/ Robin L. Barber
Name: Jaynelle D. Covert                    Name:   Robin L. Barber
                                            Title:  Vice President and
                                                    Secretary



                                  Schedule 3-2

                                            "MIGRATORY MANAGERS":

                                            BALANCED CARE AT TALLAHASSEE,
                                            INC., a Delaware corporation
WITNESS:

/s/ Jaynelle D. Covert                      By: /s/ Robin L. Barber
Name: Jaynelle D. Covert                    Name:   Robin L. Barber
                                            Title:  Vice President and
                                                    Secretary

                                            BALANCED CARE AT PENSACOLA, INC.,
                                            a Delaware corporation
WITNESS:

/s/ Jaynelle D. Covert                      By: /s/ Robin L. Barber
Name: Jaynelle D. Covert                    Name:   Robin L. Barber
                                            Title:  Vice President and
                                                    Secretary

                                            BALANCED CARE AT YORK, INC.,
                                            a Delaware corporation
WITNESS:

/s/ Jaynelle D. Covert                      By: /s/ Robin L. Barber
Name: Jaynelle D. Covert                    Name:   Robin L. Barber
                                            Title:  Vice President and
                                                    Secretary

                                            BALANCED CARE AT LAKEMONT FARMS,
                                            INC., a Delaware corporation
WITNESS:

/s/ Jaynelle D. Covert                      By: /s/ Robin L. Barber
Name: Jaynelle D. Covert                    Name:   Robin L. Barber
                                            Title:  Vice President and
                                                    Secretary

                                            BALANCED CARE AT HILLIARD, INC.,
                                            a Delaware corporation
WITNESS:

/s/ Jaynelle D. Covert                      By: /s/ Robin L. Barber
Name: Jaynelle D. Covert                    Name:   Robin L. Barber
                                            Title:  Vice President and
                                                    Secretary



                                  Schedule 3-3

                                            BALANCED CARE AT AKRON, INC.,
                                            a Delaware corporation
WITNESS:

/s/ Jaynelle D. Covert                      By: /s/ Robin L. Barber
Name: Jaynelle D. Covert                    Name:   Robin L. Barber
                                            Title:  Vice President and
                                                    Secretary

                                            "MIGRATORY GUARANTORS":

                                            BALANCED CARE CORPORATION,
                                            a Delaware corporation
WITNESS:

/s/ Jaynelle D. Covert                      By: /s/ Robin L. Barber
Name: Jaynelle D. Covert                    Name:   Robin L. Barber
                                            Title:  Senior Vice President,
                                                    Legal Counsel and
                                                    Assistant Secretary

                                            BALANCED CARE AT TALLAHASSEE, INC.,
                                            a Delaware corporation
WITNESS:

/s/ Jaynelle D. Covert                      By: /s/ Robin L. Barber
Name: Jaynelle D. Covert                    Name:   Robin L. Barber
                                            Title:  Vice President and
                                                    Secretary

                                            BALANCED CARE AT PENSACOLA, INC.,
                                            a Delaware corporation
WITNESS:

/s/ Jaynelle D. Covert                      By: /s/ Robin L. Barber
Name: Jaynelle D. Covert                    Name:   Robin L. Barber
                                            Title:  Vice President and
                                                    Secretary



                                  Schedule 3-4

                                            BALANCED CARE AT YORK, INC.,
                                            a Delaware corporation
WITNESS:

/s/ Jaynelle D. Covert                      By: /s/ Robin L. Barber
Name: Jaynelle D. Covert                    Name:   Robin L. Barber
                                            Title:  Vice President and
                                                    Secretary

                                            BALANCED CARE AT LAKEMONT FARMS,
                                            INC., a Delaware corporation
WITNESS:

/s/ Jaynelle D. Covert                      By: /s/ Robin L. Barber
Name: Jaynelle D. Covert                    Name:   Robin L. Barber
                                            Title:  Vice President and
                                                    Secretary

                                            BALANCED CARE AT HILLIARD, INC.,
                                            a Delaware corporation
WITNESS:

/s/ Jaynelle D. Covert                      By: /s/ Robin L. Barber
Name: Jaynelle D. Covert                    Name:   Robin L. Barber
                                            Title:  Vice President and
                                                    Secretary

                                            BALANCED CARE AT AKRON, INC.,
                                            a Delaware corporation
WITNESS:

/s/ Jaynelle D. Covert                      By: /s/ Robin L. Barber
Name: Jaynelle D. Covert                    Name:   Robin L. Barber
                                            Title:  Vice President and
                                                    Secretary

                                            "CUMBERLAND LANDLORD":

                                            NATIONWIDE HEALTH PROPERTIES, INC.,
                                            a Maryland corporation
WITNESS:

/s/ Mark L. Desmond                         By: /s/ Gary Stark
Name: Mark Desmond                          Name:   Gary Stark
                                            Title:  Vice President



                                  Schedule 3-5

                                            "CUMBERLAND TENANTS":

                                            C&G HEALTHCARE AT HAGERSTOWN,
                                            L.L.C., a Delaware limited
                                            liability company
WITNESS:

/s/ Jaynelle D. Covert                      By: /s/ Robin L. Barber
Name: Jaynelle D. Covert                    Name:   Robin L. Barber
                                            Title:  Vice President and
                                                    Secretary

                                            ELDER CARE OPERATORS OF BRISTOL,
                                            LLC, a Delaware limited liability
                                            company
WITNESS:

/s/ Jaynelle D. Covert                      By: /s/ Robin L. Barber
Name: Jaynelle D. Covert                    Name:   Robin L. Barber
                                            Title:  Vice President and
                                                    Secretary

                                            C&G HEALTHCARE AT JOHNSON CITY,
                                            L.L.C., a Delaware limited
                                            liability company
WITNESS:

/s/ Jaynelle D. Covert                      By: /s/ Robin L. Barber
Name: Jaynelle D. Covert                    Name:   Robin L. Barber
                                            Title:  Vice President and
                                                    Secretary

                                            ELDER CARE OPERATORS OF
                                            MURFREESBORO, LLC, a Delaware
                                            limited liability company
WITNESS:

/s/ Jaynelle D. Covert                      By: /s/ Robin L. Barber
Name: Jaynelle D. Covert                    Name:   Robin L. Barber
                                            Title:  Vice President and
                                                    Secretary



                                  Schedule 3-6

                                            C&G HEALTHCARE AT TEAY'S VALLEY,
                                            L.L.C., a Delaware limited
                                            liability company
WITNESS:

/s/ Jaynelle D. Covert                      By: /s/ Robin L. Barber
Name: Jaynelle D. Covert                    Name:   Robin L. Barber
                                            Title:  Vice President and
                                                    Secretary

                                            "CUMBERLAND MANAGERS":

                                            BALANCED CARE AT HAGERSTOWN, INC.,
                                            a Delaware corporation
WITNESS:

/s/ Jaynelle D. Covert                      By: /s/ Robin L. Barber
Name: Jaynelle D. Covert                    Name:   Robin L. Barber
                                            Title:  Vice President and
                                                    Secretary

                                            BALANCED CARE AT BRISTOL, INC.,
                                            a Delaware corporation
WITNESS:

/s/ Jaynelle D. Covert                      By: /s/ Robin L. Barber
Name: Jaynelle D. Covert                    Name:   Robin L. Barber
                                            Title:  Vice President and
                                                    Secretary

                                            BALANCED CARE AT JOHNSON CITY,
                                            INC., a Delaware corporation
WITNESS:

/s/ Jaynelle D. Covert                      By: /s/ Robin L. Barber
Name: Jaynelle D. Covert                    Name:   Robin L. Barber
                                            Title:  Vice President and
                                                    Secretary

                                            BALANCED CARE AT MURFREESBORO,
                                            INC., a Delaware corporation
WITNESS:

/s/ Jaynelle D. Covert                      By: /s/ Robin L. Barber
Name: Jaynelle D. Covert                    Name:   Robin L. Barber
                                            Title:  Vice President and
                                                    Secretary



                                  Schedule 3-7

                                            BALANCED CARE AT TEAY'S VALLEY,
                                            INC., a Delaware corporation
WITNESS:

/s/ Jaynelle D. Covert                      By: /s/ Robin L. Barber
Name: Jaynelle D. Covert                    Name:   Robin L. Barber
                                            Title:  Vice President and
                                                    Secretary

                                            "CUMBERLAND GUARANTORS":

                                            BALANCED CARE CORPORATION,
                                            a Delaware corporation
WITNESS:

/s/ Jaynelle D. Covert                      By: /s/ Robin L. Barber
Name: Jaynelle D. Covert                    Name:   Robin L. Barber
                                            Title:  Senior Vice President,
                                                    Legal Counsel and
                                                    Assistant Secretary

                                            BALANCED CARE AT HAGERSTOWN, INC.,
                                            a Delaware corporation
WITNESS:

/s/ Jaynelle D. Covert                      By: /s/ Robin L. Barber
Name: Jaynelle D. Covert                    Name:   Robin L. Barber
                                            Title:  Vice President and
                                                    Secretary

                                            BALANCED CARE AT BRISTOL, INC.,
                                            a Delaware corporation
WITNESS:

/s/ Jaynelle D. Covert                      By: /s/ Robin L. Barber
Name: Jaynelle D. Covert                    Name:   Robin L. Barber
                                            Title:  Vice President and
                                                    Secretary



                                  Schedule 3-8

                                            BALANCED CARE AT JOHNSON CITY, INC.,
                                            a Delaware corporation
WITNESS:

/s/ Jaynelle D. Covert                      By: /s/ Robin L. Barber
Name: Jaynelle D. Covert                    Name:   Robin L. Barber
                                            Title:  Vice President and
                                                    Secretary


                                            BALANCED CARE AT MURFREESBORO,
                                            INC., a Delaware corporation
WITNESS:

/s/ Jaynelle D. Covert                      By: /s/ Robin L. Barber
Name: Jaynelle D. Covert                    Name:   Robin L. Barber
                                            Title:  Vice President and
                                                    Secretary

                                            BALANCED CARE AT TEAY'S VALLEY,
                                            INC., a Delaware corporation
WITNESS:

/s/ Jaynelle D. Covert                      By: /s/ Robin L. Barber
Name: Jaynelle D. Covert                    Name:   Robin L. Barber
                                            Title:  Vice President and
                                                    Secretary






                                  Schedule 3-9

                                   SCHEDULE 1

              Migratory Landlords, Tenants, Managers and Guarantors

         "Migratory Landlords":

1.       Nationwide Health Properties, Inc., a Maryland corporation
2.       MLD Delaware Trust, a Delaware business trust

         "Migratory Tenants":

1. C&G Healthcare at Tallahassee, L.L.C., a Delaware limited liability company
2. C&G Healthcare at Pensacola, L.L.C., a Delaware limited liability company
3.       Elder Care Operators of York, LLC, a Delaware limited liability company
4. Elder Care Operators of Lakemont Farms, LLC, a Delaware limited liability company
5. Elder Care Operators of Hilliard, LLC, a Delaware limited liability company
6. Elder Care Operators of Akron, LLC, a Delaware limited liability company

         "Migratory Managers":

1.       Balanced Care at Tallahassee, Inc., a Delaware corporation
2.       Balanced Care at Pensacola, Inc., a Delaware corporation
3.       Balanced Care at York, Inc., a Delaware corporation
4.       Balanced Care at Lakemont Farms, Inc., a Delaware corporation
5.       Balanced Care at Hilliard, Inc., a Delaware corporation
6.       Balanced Care at Akron, Inc., a Delaware corporation

         "Migratory Guarantors":

1.       Balanced Care Corporation, a Delaware corporation
2.       Balanced Care at Tallahassee, Inc., a Delaware corporation
3.       Balanced Care at Pensacola, Inc., a Delaware corporation
4.       Balanced Care at York, Inc., a Delaware corporation
5.       Balanced Care at Lakemont Farms, Inc., a Delaware corporation
6.       Balanced Care at Hilliard, Inc., a Delaware corporation
7.       Balanced Care at Akron, Inc., a Delaware corporation



                                  Schedule 1-1

                                   SCHEDULE 2

              Cumberland Landlord, Tenants, Managers and Guarantors

         "Cumberland Landlord":

1.       Nationwide Health Properties, Inc., a Maryland corporation

         "Cumberland Tenants":

1. C&G Healthcare at Hagerstown, L.L.C., a Delaware limited liability company
2. Elder Care Operators of Bristol, LLC, a Delaware limited liability company
3. C&G Healthcare at Johnson City, L.L.C., a Delaware limited liability company
4. Elder Care Operators of Murfreesboro, LLC, a Delaware limited liability company
5. C&G Healthcare at Teay's Valley, L.L.C., a Delaware limited liability company

         "Cumberland Managers":

1.       Balanced Care at Hagerstown, Inc., a Delaware corporation
2.       Balanced Care at Bristol, Inc., a Delaware corporation
3.       Balanced Care at Johnson City, Inc., a Delaware corporation
4.       Balanced Care at Murfreesboro, Inc., a Delaware corporation
5.       Balanced Care at Teay's Valley, Inc., a Delaware corporation

         "Cumberland Guarantors":

1.       Balanced Care Corporation, a Delaware corporation
2.       Balanced Care at Hagerstown, Inc., a Delaware corporation
3.       Balanced Care at Bristol, Inc., a Delaware corporation
4.       Balanced Care at Johnson City, Inc., a Delaware corporation
5.       Balanced Care at Murfreesboro, Inc., a Delaware corporation
6.       Balanced Care at Teay's Valley, Inc., a Delaware corporation





                                  Schedule 2-1

                                   SCHEDULE 3

                     Migratory Leases and Cumberland Leases

         "Migratory Leases":

1.       Tallahassee, FL

Lease and Security Agreement dated June 26, 1998 between Nationwide Health Properties, Inc., a Maryland corporation, as Landlord, and C&G Healthcare at Tallahassee, L.L.C., a Delaware limited liability company, as Tenant, for Outlook Pointe facility at Tallahassee, Leon County, Florida, as amended modified and revised prior to the Reference Date

2.       Pensacola, FL

Lease and Security Agreement dated June 26, 1998 between Nationwide Health Properties, Inc., a Maryland corporation, as Landlord, and C&G Healthcare at Pensacola, L.L.C., a Delaware limited liability company, as Tenant, for Outlook Pointe facility at Pensacola, Escambia County, Florida, as amended modified and revised prior to the Reference Date

3.       York, PA

Lease and Security Agreement dated March 27, 1998 between MLD Delaware Trust, a Delaware business trust, as Landlord, and Elder Care Operators of York, LLC, a Delaware limited liability company, as Tenant, for Outlook Pointe facility at York, York Township County, Pennsylvania, as amended modified and revised prior to the Reference Date

4.       South Fayette Township (Lakemont Farms), PA

Lease and Security Agreement dated March 27, 1998 between MLD Delaware Trust, a Delaware business trust, as Landlord, and Elder Care Operators of Lakemont Farms, LLC, a Delaware limited liability company, as Tenant, for Outlook Pointe facility at South Fayette Township, Allegheny County, Pennsylvania, as amended modified and revised prior to the Reference Date

5.       Hilliard (Heritage Lakes), OH

Lease and Security Agreement dated March 27, 1998 between Nationwide Health Properties, Inc., a Maryland corporation, as Landlord, and Elder Care Operators of Hilliard, LLC, a Delaware limited liability company, as Tenant, for Outlook Pointe


                                  Schedule 3-1
facility at Heritage Lakes, Franklin County, Ohio, as amended modified and revised prior to the Reference Date

6.       Akron, OH

Lease and Security Agreement dated March 31, 1998 between Nationwide Health Properties, Inc., a Maryland corporation, as Landlord, and Elder Care Operators of Akron, LLC, a Delaware limited liability company, as Tenant, for Outlook Pointe facility at Akron, Summit County, Ohio, as amended modified and revised prior to the Reference Date









                                  Schedule 3-2

"Cumberland Leases":

1.       Hagerstown, MD

Lease and Security Agreement dated June 26, 1998 between Nationwide Health Properties, Inc., a Maryland corporation, as Landlord, and C&G Healthcare at Hagerstown, L.L.C., a Delaware limited liability company, as Tenant, for Balanced Care facility at Hagerstown, Washington County, Maryland, as amended modified and revised prior to the Reference Date

2.       Bristol, TN

Lease and Security Agreement dated March 31, 1998 between Nationwide Health Properties, Inc., a Maryland corporation, as Landlord, and Elder Care Operators of Bristol, LLC, a Delaware limited liability company, as Tenant, for Outlook Pointe facility at Bristol, Sullivan County, Tennessee, as amended modified and revised prior to the Reference Date

3.       Johnson City, TN

Lease and Security Agreement dated June 26, 1998 between Nationwide Health Properties, Inc., a Maryland corporation, as Landlord, and C&G Healthcare at Johnson City, L.L.C., a Delaware limited liability company, as Tenant, for Outlook Pointe facility at Johnson City, Washington County, Tennessee, as amended modified and revised prior to the Reference Date

4.       Murfreesboro, TN

Lease and Security Agreement dated March 27, 1998 between Nationwide Health Properties, Inc., a Maryland corporation, as Landlord, and Elder Care Operators of Murfreesboro, LLC, a Delaware limited liability company, as Tenant, for Outlook Pointe facility at Murfreesboro, Rutherford County, Tennessee, as amended modified and revised prior to the Reference Date

5.       Teay's Valley, WV

Lease and Security Agreement dated June 26, 1998 between Nationwide Health Properties, Inc., a Maryland corporation, as Landlord, and C&G Healthcare at Teay's Valley, L.L.C., a Delaware limited liability company, as Tenant, for Outlook Pointe facility at Teay's Valley, Putnam County, West Virginia, as amended modified and revised prior to the Reference Date





                                  Schedule 3-3